IVY FUNDS

Supplement dated November 19, 2010

to the

Ivy Funds Statement of Additional Information dated July 30, 2010 and as supplemented October 7, 2010

The following replaces the sixth paragraph on page 42 of the “The Funds, Their Investments, Related Risks and Restrictions — Investment Restrictions — Non-Fundamental Investment Restrictions and Limitations — Investment in debt securities” section of the Ivy Funds statement of additional information:

Under normal circumstances, at least 65% of Ivy Municipal High Income Fund’s total assets will be invested in medium-and lower-quality municipal bonds, which are bonds rated BBB through D by S&P, or comparably rated by another NRSRO, or, if unrated, are determined by IICO to be of comparable quality. The Fund may invest in higher-quality municipal bonds, and have less than 65% of its total assets in medium- and lower-quality municipal bonds, at times when yield spreads are narrow and the higher yields do not justify the increased risk and/or when, in IICO’s opinion, there is a lack of medium- and lower-quality issues in which to invest.

The following replaces numbered section four (4) on page 125 of the “Purchase, Redemption and Pricing of Shares — Redemption Fee/Exchange Fee” section of the Ivy Funds statement of additional information:

4.	shareholder accounts participating in certain asset allocation, wrap or other fee-based programs whose trading practices are deemed by a Fund not to be detrimental to the Fund or long-term shareholders (e.g., programs that may periodically rebalance mutual fund holdings at regular intervals or in response to prevailing economic, political and/or financial conditions, as determined by the investment adviser for the program)